UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 4, 2023
COTERRA ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (281) 589-4600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On Thursday, May 4, 2023, Coterra Energy Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Coterra Energy Inc. 2023 Equity Incentive Plan (the “2023 Plan”), which replaces the existing Cabot Oil & Gas Corporation 2014 Incentive Plan and the Cimarex Energy Inc. 2019 Equity Incentive Plan. Employees, officers, directors and consultants selected by the Compensation Committee of the Company’s Board of Directors are eligible to participate in the 2023 Plan, including the Company’s principal executive officer, principal financial officer and other named executive officers. The 2023 Plan includes a reserve of 22,950,000 shares of the Company’s common stock, par value $0.10, that may be issued pursuant to awards under the 2023 Plan. Awards under the 2023 Plan may be made in the form of, among other things, stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock units and cash awards. The 2023 Plan was approved by the Company’s Board of Directors on February 21, 2023, subject to shareholder approval.

The principal features of the 2023 Plan are described in detail under “Proposal 5 To Approve the Coterra Energy Inc. 2023 Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on March 20, 2023 (the “2023 Proxy Statement”), and is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K. The full text of the 2023 Plan is attached as Appendix A to the 2023 Proxy Statement and as exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2023 Plan attached as exhibit 10.1, which is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s shareholders voted on the proposals described in more detail in the 2023 Proxy Statement. The certified voting results for each proposal are set forth below.

Proposal 1: The Company’s shareholders elected each of the following persons as directors to serve until the expiration of his or her term in 2024:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
THOMAS E. JORDEN	627,723,910	9,369,677	521,828	57,819,900
ROBERT S. BOSWELL	630,863,055	6,095,886	656,478	57,819,896
DOROTHY M. ABLES	623,887,470	13,077,823	650,123	57,819,899
AMANDA M. BROCK	573,100,515	63,884,797	630,103	57,819,900
DAN O. DINGES	631,728,558	5,365,148	521,711	57,819,898
PAUL N. ECKLEY	622,264,659	14,449,524	901,233	57,819,899
HANS HELMERICH	632,705,377	4,234,427	675,611	57,819,900
LISA A. STEWART	628,467,925	8,235,481	912,010	57,819,899
FRANCES M. VALLEJO	621,200,901	15,775,721	638,795	57,819,898
MARCUS A. WATTS	615,310,305	21,654,906	650,208	57,819,896

Proposal 2: The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2023 fiscal year:

FOR	AGAINST	ABSTAIN
663,129,961	31,515,547	789,807

Proposal 3: The Company’s shareholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
612,826,209	23,592,636	1,196,571	57,819,899

Proposal 4: The Company’s shareholders voted, on a non-binding advisory basis, to hold the non-binding advisory vote on executive compensation every year:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
622,199,572	1,026,206	13,565,218	824,414	57,819,905

In light of the results of such advisory vote and consistent with past practice and the recommendation of the Company’s Board of Directors with respect to such vote, the Company will continue to conduct an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of such advisory vote to approve executive compensation.

Proposal 5: The Company’s shareholders approved the 2023 Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
608,199,080	28,618,687	797,645	57,819,903

Proposal 6: The Company’s shareholders approved a shareholder proposal regarding a report on reliability of methane emission disclosures:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
439,387,233	151,398,416	46,829,763	57,819,903

Proposal 7: The Company’s shareholders did not approve a shareholder proposal regarding a report on corporate climate lobbying:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
233,268,809	400,470,621	3,875,982	57,819,903

Item 9.01                                           Financial Statements and Exhibits.
(d)                                 Exhibits
10.1    Coterra Energy Inc. 2023 Equity Incentive Plan
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Marcus G. Bolinder
Marcus G. Bolinder
Corporate Secretary
Date: May 4, 2023

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